                         ENERGY BIOSYSTEMS CORPORATION

                                                                    EXHIBIT 10.1


                                 EXTENSION OF

                       RESEARCH COLLABORATION AGREEMENT



        The parties to the Research Collaboration Agreement dated July 8, 1993, Energy Biosystems Corporation and Texaco Group Inc. (by assignment from Texaco Inc.), hereby agree to extend this Agreement for one year until July 8, 1997 under the same terms and conditions.


                                  ENERGY BIOSYSTEMS CORPORATION

                                  By:    /s/ MARK W. JOHN
                                         ----------------
                                  Name:  Mark W. John
                                  Title: Vice President - Sales & Marketing
                                  Date:  07/18/96


                                  TEXACO GROUP INC.

                                  By:    /s/ P.L. SIGWARDT
                                         -----------------
                                  Name:  P.L. Sigwardt
                                  Title: General Manager
                                  Date:  07/03/96